EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 10, 2021, by and among Ranger Energy Services, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (the “Preferred Holders” and, together with the Company, the “Parties”).

WHEREAS, concurrently with the execution of this Agreement, the Company has entered into a Securities Purchase Agreement (the “Purchase Agreement”) which, among other things, provides for (i) the creation of a new series of preferred stock of the Company, designated as the Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), (ii) the issuance and sale of the Series A Preferred Stock to the Preferred Holders, and
(iii) the potential conversion of the Series A Preferred Stock into shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”); and

WHEREAS, in connection with, and in consideration of, the transactions contemplated by the Purchase Agreement, the Preferred Holders have requested, and the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

ARTICLE I DEFINITIONS
As used in this Agreement, the following terms have the meanings indicated: “Affiliate” of any specified Person means any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Affiliate of any Holder shall include, without limitation, any general partner, managing member, officer, director or trustee of such Holder, or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Holder; For the avoidance of doubt, for purposes of this Agreement, the Company and the Initial Holders shall not be considered Affiliates of each other.

“Agreement” has the meaning set forth in the preamble. “Board” means the board of directors of the Company.
“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Class A Common Stock” has the meaning set forth in the recitals. “Closing” has the meaning set forth in the Purchase Agreement. “Company” has the meaning set forth in the preamble.
“Effective Date” means the time and date that the Resale Shelf Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Expiration Date” means the earliest to occur of (i) the date and time the Purchase Agreement is validly terminated pursuant to Section 7.1 thereof, or (ii) the date and time when such Holder no longer holds Registrable Securities.

“Holder” means (i) each Preferred Holder unless and until such Preferred Holder ceases to hold any Registrable Securities and (ii) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 7.5 hereof; provided that any Person referenced in clause (ii) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Holder Indemnified Persons” has the meaning set forth in Section 6.1. “Losses” has the meaning set forth in Section 6.1.
“Parties” has the meaning set forth in the preamble.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Holders” has the meaning set forth in the preamble.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (i) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person that is not entitled to the registration and other rights hereunder; (ii) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; (iii) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); and (iv) any Shares that are (and only during the period of time that they are) eligible for resale without restriction, whether for trading volume, manner of sales, notice or otherwise, and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.

“Registration Expenses” has the meaning set forth in Section 5.1.

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder of Registrable Securities included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Requisite Majority of the Holders” has the meaning set forth in Section 5.1. “Resale Shelf Registration Statement” has the meaning set forth in Section 2.1. “Rule 144” means Rule 144 promulgated by the Commission pursuant to the

Securities Act. Securities Act. Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the “Rule 424” means Rule 424 promulgated by the Commission pursuant to the “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (except as set forth in Section 5.1).

“Series A Preferred Stock” has the meaning set forth in the recitals.

“Shares” means the shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Suspension Period” has the meaning set forth in Section 7.2. “Trading Market” means the New York Stock Exchange.
Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

ARTICLE II

RESALE SHELF REGISTRATION

Section 2.1 As promptly as reasonably practicable following the Closing but in any event within 75 days after Closing or such longer period as mutually agreed by the Company and a Requisite Majority of the Holders (as defined below) in writing, the Company shall, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Shelf Registration Statement on Form S-3 registering the offering and sale of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 (except if the Company is not then eligible to register for resale the Registrable Securities on a Shelf Registration Statement on Form S-3, then such registration shall be on a Shelf Registration Statement on Form S-1 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders) (the “Resale Shelf Registration Statement”).

Section 2.2 The Company shall use all commercially reasonable efforts to cause the Resale Shelf Registration Statement to become effective as soon as reasonably practicable following the Closing, and in any event within 120 days from Closing if the Commission notifies the Company that there will be a “review” of the Resale Shelf Registration Statement, or within 90 days from the Closing if the Commission notifies the Company that there will not be a “review” of the Resale Shelf Registration Statement, and to remain effective under the Securities Act until all Registrable Securities covered by the Resale Shelf Registration Statement have been sold (the “Effectiveness Period”).

Section 2.3 Pursuant to and in accordance with this Article II, the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the Registrable Securities, including under the securities laws of such jurisdictions as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

Section 2.4 In the event a Holder transfers Registrable Securities included on the Resale Shelf Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to the Resale Shelf Registration Statement; provided that in no event shall the Company be required to file a post-effective amendment to the Resale Shelf Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or
(B)the Company has received written consent therefor from any Person for whom Registrable Securities have been registered on (but not yet sold under) the Resale Shelf Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

ARTICLE III REGISTRATION PROCEDURES

Section 3.1 The procedures to be followed by the Company and each Holder pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of the Resale Shelf Registration Statement, are as follows:

(a)The Company will, at least three Business Days prior to the anticipated filing of the Resale Shelf Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Resale Shelf Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Resale Shelf Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b)The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post- effective amendments, and supplements to the Resale Shelf Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Resale Shelf Registration Statement continuously effective with respect to the disposition of all the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to the Resale Shelf Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to the Resale Shelf Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(c)The Company will comply with the provisions of the Securities Act and the Exchange Act with respect to the Resale Shelf Registration Statement and the disposition of all Registrable Securities covered by the Resale Shelf Registration Statement.

(d)The Company will notify the Holders as promptly as reasonably practicable:
(i) (A) when a Prospectus or any prospectus supplement or post-effective amendment to the Resale Shelf Registration Statement has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the Resale Shelf Registration Statement and whenever the Commission comments in writing on the Resale Shelf Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to the Resale Shelf Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Resale Shelf Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Resale Shelf Registration Statement or the initiation of any Proceedings for that purpose;
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in the Resale Shelf Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Resale Shelf Registration Statement, Prospectus or other documents so that, in the case of the Resale

Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of such Prospectus, it will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Resale Shelf Registration Statement, which in either case, contains the requisite information that results in the Resale Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or such Prospectus no longer including any untrue statement of material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading). Notwithstanding anything to the contrary herein, in no event shall the Company provide the Holder with material non-public information.

(e)The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Resale Shelf Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as reasonably practicable after such Suspension Period is over.

(f)During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of the Resale Shelf Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g)The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 7.2, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)The Company will cooperate with such Holders to facilitate the timely preparation and delivery of the Registrable Securities to be delivered to a transferee pursuant to the Resale Shelf Registration Statement in certificated or book entry form, free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such

Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Resale Shelf Registration Statement, cause an opinion of counsel as to the effectiveness of the Resale Shelf Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Resale Shelf Registration Statement.
(i)Upon the occurrence of any event contemplated by Section 3.1(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the Resale Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, the Resale Shelf Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and no Prospectus will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)Each Holder agrees to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in the Resale Shelf Registration Statement or any Prospectus.

ARTICLE IV
NO INCONSISTENT AGREEMENTS; ADDITIONAL RIGHTS

Section 4.1 The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with, or superior to, the rights granted to the Holders by this Agreement.

ARTICLE V REGISTRATION EXPENSES

Section 5.1 All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with the Resale Shelf Registration Statement (in each case, excluding any Selling Expenses) shall be borne by the Company. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market, (B) in compliance with applicable state securities or “Blue Sky” laws, and (C) the filing fees in connection with any required review by the Financial Industry Regulatory Authority), (ii) printing expenses (including expenses of printing certificates for Registrable Securities, if any, and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Resale Shelf Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors and accountants for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) the reasonable fees and expenses of one law firm of national standing selected by the Holders owning a majority-in-interest of the Series A Preferred Stock (including
T. Rowe Price Small-Cap Value Fund, Inc. if it holds any Registrable Securities) (the “Requisite Majority of the Holders”). In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

ARTICLE VI INDEMNIFICATION

Section 6.1 The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers, directors, employees, equity holders and advisors and any agent of any of the foregoing (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Resale Shelf Registration Statement, or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in the Resale Shelf Registration Statement or such amendment or supplement, in reliance upon and to the extent in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of such securities by such Holder.

Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

Section 6.2 In connection with the Resale Shelf Registration Statement, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors, employees, equity holders and advisors and any agent of any of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Resale Shelf Registration Statement, or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that the same are made in reliance and to the extent in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 6.3 Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party that is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

Section 6.4 If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

ARTICLE VII MISCELLANEOUS

Section 7.1 Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

Section 7.2 Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3.1(d), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3.1(i) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 7.2.

Section 7.3 Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Requisite Majority of the Holders; provided, that any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 7.4 prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Ranger Energy Services, Inc. Attention: Chief Executive Officer 10350 Richmond, Suite 550 Houston, Texas 77042 Electronic mail:
With copy to:	Winston & Strawn LLP Attention: Charles T. Haag 2121 N. Pearl St., Suite 900
Dallas, Texas 75201
Electronic mail:

If to any Person that is then the registered Holder:
To the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing by such Holder (including on the signature pages hereto).

Section 7.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 7.5, this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of
(a) in the case of an assignment by a Holder, the Company (acting through the Board) and (b) in the case of an assignment by the Company, the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

Section 7.6 No Third-Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

Section 7.7 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

Section 7.8 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware. Each of the Parties irrevocably submits to the non-exclusive jurisdiction of the Federal courts in Harris County, Texas in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal courts in Harris County, Texas and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.9 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Section 7.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 7.11 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

Section 7.12 Termination. Except for Section 6, this Agreement shall terminate as to any Holder on the Expiration Date.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

RANGER ENERGY SERVICES, INC.

By: /s/ J. Brandon Blossman
Name: J. Brandon Blossman Title: Chief Financial Officer
Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

HOLDERS:

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

By: T. Rowe Price Associates, Inc., Investment Adviser

By: /s/ Andrew Baek
Name: Andrew Baek
Title: Vice President, Senior Legal Counsel Address for notice:
T. Rowe Price Associates, Inc.
100 East Pratt Street Baltimore, Maryland 21202
Attn.: Andrew Baek, Vice President Phone:
Email:
Signature Page to Registration Rights Agreement

HOLDERS:

DIALECTIC GERONIMO SPV LLC

By: DIALECTIC GERONIMO MANAGER LLC
Its: Manager

By: /s/ John Fichthorn
Name: John Fichthorn Title: Manager
Address for notice: 119 Rowayton Ave., 2nd Floor
Norwalk, CT 06853
Signature Page to Registration Rights Agreement

HOLDERS:

WDE PWS AGGREGATE, LLC

By: /s/ James K. Meneely III
Name: James K. Meneely III Title: Authorized Person

WDE PWS Aggregate, LLC
c/o White Deer Management LLC 700 Louisiana, Suite 4770
Houston, Texas 77002 Attention: Varun Babbili Email:

with a copy to (which shall not constitute notice):

Locke Lord LLP
600 Travis Street, Suite 2800
Houston, Texas 77002 Attention: Joe Perillo Email:
Signature Page to Registration Rights Agreement

HOLDERS:

ENCOMPASS CAPITAL ADVISORS LLC

By: /s/ Larry Kassman
Name: Larry Kassman
Title: Chief Financial Officer
Address for notice: 200 Park Ave, Suite 1101
New York, NY 10166
Signature Page to Registration Rights Agreement

HOLDERS:

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN NATURAL RESOURCES FUND
BY: FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER

By: /s/ Michael McCarthy     Name: Michael McCarthy Title: EVP
Address for notice: One Franklin Parkway San Mateo, CA 94403 Email:
Signature Page to Registration Rights Agreement

HOLDERS:

FRANKLIN STRATEGIC SERIES – FRANKLIN NATURAL RESOURCES FUND
BY: FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER

By: /s/ Michael McCarthy     Name: Michael McCarthy Title: EVP
Address for notice: One Franklin Parkway San Mateo, CA 94403 Email:
Signature Page to Registration Rights Agreement